UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

LIGAND PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3911 Sorrento Valley Boulevard, Suite 110, San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 550-7500
(Registrant’s telephone number, including area code)

11119 North Torrey Pines Road, Suite 200, La Jolla, California 92037
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DOCSOC/1770553v1/101501-0020

Item 8.01 Other Events.
On July 29, 2016, Ligand issued a press release entitled “Ligand Announces Multi-program LTP Technology Licensing Agreement with Nucorion Pharmaceuticals.”
A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
Exhibit No.    Description
99.1        Press release dated July 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date:    July 29, 2016
By:     /s/ Charles S. Berkman
Name: Charles S. Berkman
Title: Vice President, General Counsel and Secretary

DOCSOC/1770553v1/101501-0020

EXHIBIT INDEX
Exhibit No.    Description
99.1        Press release dated July 29, 2016.

DOCSOC/1770553v1/101501-0020